SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – October 10, 2007

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-18652710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

(610) 660-7817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 10, 2007, Carey Agri International Poland Sp. z o.o., a wholly-owned subsidiary of Central European Distribution Corporation, entered into an amendment (the “Amendment”) to its multipurpose non-revolving credit line agreement (the “Credit Facility”) with Fortis Bank SA/NV, Austrian Branch.

The Amendment extends the maturity date of the Credit Facility from October 12, 2007 to November 9, 2007.

A copy of the Amendment is filed as exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Annex 5 to Multipurpose Non-Revolving Credit Line Agreement by and between Fortis Bank SA/NV and Carey Agri International Poland Sp. z o.o. dated October 10, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Chris Biedermann
Chris Biedermann
Vice President and
Chief Financial Officer

Date: October 12, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.1	Annex 5 to Multipurpose Non-Revolving Credit Line Agreement by and between Fortis Bank SA/NV and Carey Agri International Poland Sp. z o.o. dated October 10, 2007